                                                                   EXHIBIT 10.15


OPTION NO.

OPTIONEE:

DATE OF GRANT:    October __, 1997

OPTION PRICE:     $100.00

COVERED SHARES:


                          COLORADO PRIME HOLDINGS, INC.
                        1997 INCENTIVE STOCK OPTION PLAN

                                      * * *

                [INCENTIVE] [NONSTATUTORY] STOCK OPTION AGREEMENT

         1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

              1.1. "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation").

              1.2. "Agreement" means this Incentive Stock Option Agreement.

              1.3. "Board" means the Board of Directors of the Company.

              1.4. A "Change of Control" means the occurrence of any of the following events after the Date of Grant: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, other than Thayer, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding securities;
(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) an IPO Event; or (iv) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

              1.5. "Closing Date" means May 9, 1997.

              1.6. "Code" means the Internal Revenue Code of 1986, as amended.

              1.7. "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan.

              1.8. "Common Stock" means the common stock, par value $0.01 per share, of the Company.

              1.9. "Company" means Colorado Prime Holdings, Inc.

              1.10. "Covered Shares" means the number of Shares subject to the Option set forth as the "Covered Shares" on page 1 of this Agreement.

              1.11. "Date of Exercise" means the date on which the Company receives notice pursuant to Section 4.1 of the exercise, in whole or in part, of the Option.

              1.12. "Date of Expiration" means the date on which the Option shall expire, which shall be the earliest of the following times:

                  (a) the date the Optionee's Employment is terminated by the Company or any Affiliate for Good Cause;

                  (b) ninety (90) days after the termination of the Optionee's Employment by reason of resignation, retirement, death or Disability;

                  (c) ninety (90) days after the date the Optionee's Employment is terminated by the Company or any Affiliate other than for Good Cause; or

                  (d) ten (10) years after the Date of Grant.

              1.13. "Date of Grant" means the date set forth as the "Date of Grant" on page 1 of this Agreement.

              1.14. "Disability" means (i) incapacity due to physical or mental illness or injury where the Optionee shall have been absent from his full time duties at the Company for four (4) consecutive months; or (ii) the Optionee's health should become impaired to an extent that makes the continued performance of his duties at the Company hazardous to his physical or mental health or his life, provided that the Optionee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided further, that, at the Company's request made within thirty (30) days of the date of such written statement, the Optionee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to the Optionee or the Optionee's doctor and such doctor shall have concurred in the conclusion of the Optionee's doctor.

              1.15. "Employment" means the Optionee's employment with the Company and its Affiliates, including service as a director.

              1.16. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              1.17. "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

              1.18. "Good Cause" means a termination based on an Optionee's (i) willful misconduct or gross negligence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any of the Optionee's material duties and responsibilities for the Company; (2) willful dishonesty, fraud, alcohol or illegal drug abuse, or misconduct with respect to the business or affairs of the Company, which materially and adversely affects the operations, prospects or reputation of the Company; or (3) conviction of a felony or other crime involving moral turpitude.

              1.19. "Internal Rate of Return" means the interest rate (compounded annually) which, when used to calculate the net present value of all Cash Inflows and all Cash Outflows (each as defined below), causes such net amount to equal zero. "Cash Inflows" as used herein shall include all cash payments received by Thayer in relation to its investment in the Company on or prior to the date of determination. "Cash Outflows" as used herein shall include the sum of all cash payments and investments made by Thayer to and in the Company and its affiliates. For purposes of the net present value calculation, the dates of each payment and each investment specified above will be deemed to have occurred as of the end of the fiscal month of such payment. If the Optionee and Thayer (collectively, the "Valuating Parties") are unable to reach agreement on the Internal Rate of Return, each of the Valuating Parties shall, within five
(5) days after either invokes this procedure, (i) select one person with experience and expertise in making internal rate of return or similar calculations to determine the Internal Rate of Return and (ii) provide written notice of the selection to the other Valuating Party. Within fifteen (15) days after their selection, the two persons selected by the Valuating Parties shall select a third person with such experience and expertise. Upon selection of the third person, the three selected persons shall have five (5) days in which to deliver a joint written determination of the Internal Rate of Return to each of the Valuating Parties. If the three selected persons are unable to agree as to the calculation of the Internal Rate of Return, then the determination of the third person jointly selected shall govern. The determination made in accordance with the foregoing shall be conclusive, final and binding on the Valuating Parties and shall be enforceable in any court having jurisdiction over a proceeding brought to seek such enforcement. The cost of the Internal Rate of Return determination shall be borne by the Company.

              1.20. "IPO Event" means the consummation of an underwritten public offering, pursuant to an effective registration statement under the Securities Act, that is underwritten by one or more nationally-recognized investment banking firms and results in the Company receiving not less than $25,000,000 in aggregate cash proceeds from such offering.

              1.21. "Option" means the [incentive] [nonstatutory] stock option granted to the Optionee in Section 2 of this Agreement.

              1.22. "Option Price" means the dollar amount per Share set forth as the "Option Price" on page 1 of this Agreement.

              1.23. "Optionee" means the person identified as the "Optionee" on page 1 of this Agreement.

              1.24. "Plan" means the Colorado Prime Holdings, Inc. 1997 Incentive Stock Option Plan.

              1.25. "Projections" means the following fiscal year operating income projections: Fiscal Year 1997 = $19,301,000; Fiscal Year 1998 = $21,815,000; Fiscal Year 1999 = $25,495,000; Fiscal Year 2000 = $29,542,000;
Fiscal Year 2001 = $34,280,000; Fiscal Year 2002 = $40,223,000. Operating income shall be calculated pursuant to the Company's audited financial results and in conformity with the methodology utilized in the Goldman, Sachs & Co. Confidential Memorandum dated December 1996.

              1.26. "Securities Act" means the Securities Act of 1933, as amended.

              1.27. "Share" means a share of Common Stock.

              1.28. "Thayer" means Thayer Equity Investors III, L.P.

         2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee the Option to purchase from the Company that number of Shares equal to the Covered Shares, exercisable at the Option Price.

         3. Terms of the Option.

              3.1. Type of Option. The Option is intended to be [an incentive] [a nonstatutory] stock option [, and is not an incentive stock option] within the meaning of Section 422 of the Code.

              3.2. Exercise Period. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Option may be exercised with respect to all or a portion of the Covered Shares (in full shares), to the extent that the Option has vested and has not been previously exercised with respect to such Covered Shares.

              3.3.  Vesting Schedule.

                  (a) On each of the first, second, third, fourth and fifth anniversaries of the Closing Date, the Option shall vest as to one-fifteenth of the Covered Shares, rounded up to the nearest whole number of Shares (or, if less, the remainder of the Covered Shares with respect to which the Option has not yet vested).

                  (b) With respect to each of the Company's five fiscal years commencing with the fiscal year of the Company ending September 26, 1997, the Option shall vest as to one-fifteenth of the Covered Shares, rounded up to the nearest whole number of Shares (or, if less, the remainder of the Covered Shares with respect to which the Option has not yet vested) in the event that the Company has achieved or exceeded the Projections for that fiscal year. The achievement of the Projections shall be based on the Company's audited financial results and the Option as to a particular fiscal year shall vest as of the declaration by the Committee of the achievement of such Projections.

              In the event that as of any such fiscal year, the Company shall not have achieved the Projections for such year, the following provisions shall be applicable. In the event that for any such fiscal year the Company shall have failed to achieve the Projections by less than $500,000, the Option shall vest as to one-thirtieth of the Covered Shares, rounded up to the nearest whole number of Shares. In the event that for any such fiscal year the Company shall have failed to achieve the Projections by $500,000 or more, the Option set forth in this Section 3.3(b) for such year shall not vest; provided, however, that in either case in the event that as of any subsequent fiscal year within such five
(5) fiscal year period, the Company shall have achieved or exceeded the Projections for such year and for the prior year(s) on a cumulative basis, the Option shall vest for such year and for the theretofore unvested portion thereof for such prior year(s).

                  (c) In addition to Sections 3.3(a) and (b), the Option shall vest as to 33.333% of the Covered Shares in the event that Thayer shall have achieved an Internal Rate of Return on its investment in the Company in an amount exceeding 40%.

                  (d) Notwithstanding the provisions of Sections 3.3(a) and (b),
(i) the portions of the Option set forth in said Sections 3.3(a) & (b) shall vest in full upon a Change of Control and (ii) no part of the Option shall vest after the date of termination for any reason of the Optionee's Employment.

         4.  Exercise.

              4.1. Notice. The Option shall be exercised, in whole or in part, by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised and (ii) any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise. Options may be exercised only with respect to whole numbers of Shares. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

              4.2. Payment of the Option Price. Upon exercise of the Option, the Optionee shall pay the Option Price and any applicable withholding tax amounts in cash. With the prior written approval of the Committee, which approval shall be in the Committee's sole discretion, the Optionee may also pay the Option Price, in whole or in part, by delivering duly endorsed certificates representing, or duly executed stock transfer instruments in respect of, a whole number of Shares having an aggregate value on the Date of Exercise (determined based on the Fair Market Value) not more than the portion of the Option Price being paid by delivery of such Shares, or in a combination of cash and Shares. Notwithstanding the preceding sentence, no Shares may be used to pay any portion of the Option Price unless those Shares were issued to the Optionee at least six months prior to the Date of Exercise.

         5.  Restrictions on Transfer.

              5.1. Options. Except by will or the laws of descent and distribution, the Option may not be sold, transferred, assigned, pledged or otherwise disposed of or encumbered by the Optionee, and any attempt to do so shall be null and void. The Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of the Optionee's legal disability, by the

Optionee's legal representative. The terms of the Option shall be binding upon any successor or permitted assignee of the Optionee.

              5.2. Shareholders Agreement. The Optionee understands and agrees that, upon his or her exercise of the Option and receipt of Shares, he or she will become a party to the Shareholders Agreement dated as of May 9, 1997, by and among the Company, Thayer Equity Investors III, L.P. and certain shareholders of the Company (the "Shareholders Agreement"). The Optionee hereby agrees to be bound as a "Shareholder" to all the terms and conditions and to be subject to the benefits of the Shareholders Agreement as a "Manager," including the transfer restrictions of the Shareholders Agreement and the rights and obligations of the Managers with respect to certain events relating to the disposition of the Shares upon the Optionee's termination or resignation of employment with the Company or its Affiliates. The Optionee acknowledges that a copy of the Shareholders Agreement has been made available to the Optionee for inspection.

         6. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), reclassification, reincorporation, liquidation or similar change in corporate structure, the Committee shall, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Covered Shares and (ii) the Option Price.

         7.  Investment Intent; Legends.

              7.1. Representations. The Optionee agrees that, upon the issuance of any Shares upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (i) has received and reviewed a copy of the Plan; (ii) is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment; (iii) has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the Company; and (iv) is acquiring the Shares for investment only and not with a view to resale or other distribution thereof. The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with this Agreement and the transactions contemplated hereby. The

Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

              7.2. Legends. The Optionee agrees that the certificates evidencing the Shares issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect any transfer or other restrictions contained in the Plan, this Agreement or the Shareholders Agreement or to comply with applicable laws.

         8. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Covered Shares until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement. Except as provided in Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Affiliates to employ the Optionee (or have the Optionee serve as a director) for any period.

         10. Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee pursuant to the Plan.

         11. Notice. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

         If to the Company to:

         Colorado Prime Holdings, Inc.
         1 Michael Avenue
         Farmingdale, New York  11735
         Attention:  Mr. Thomas S. Taylor, Vice President
         Facsimile:  516-694-8493

If to the Optionee, to the address set forth beneath the Optionee's signature on the signature page hereof.

         All deliveries of notice shall be deemed effective when received by the person entitled to such receipt or when delivery has been attempted but refused by such person. Any party may change the person or address to which such deliveries shall be made with respect to such party by delivering notice thereof to the other party hereto in accordance with this Section 11.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf effective as of the Date of Grant.


ATTEST:                         COLORADO PRIME HOLDINGS, INC.


_________________               By: _______________________________


Accepted and agreed to as of the Date of Grant.



         ____________________________
         Optionee:
         Address:

                                    EXHIBIT A

                               EXERCISE OF OPTION


Board of Directors
Colorado Prime Holdings, Inc.
1 Michael Avenue
Farmingdale, New York  11735

Ladies and Gentlemen:

         The undersigned, the Optionee under the [Incentive] [Nonstatutory] Stock Option Agreement identified as Option No. ______ (the "Agreement"), granted pursuant to the Colorado Prime Holdings, Inc. 1997 Incentive Stock Option Plan (the "Plan"), hereby irrevocably elects to exercise the option granted in such Agreement (the "Option") to purchase _______ [whole numbers only] shares of Common Stock, par value $0.01 per share, (the "Shares") of Colorado Prime Holdings, Inc. (the "Company"), and herewith makes payment of $_______ in cash.

         The Optionee hereby represents and warrants as follows:

         1. The Optionee has received and reviewed a copy of the Plan;

         2. The Optionee is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment;

         3. The Optionee has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the Company; and

         4. The Optionee is acquiring the Shares for investment only and not with a view to resale or other distribution thereof.

         The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with the Agreement and the transactions contemplated thereby. The Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the

Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

          The Optionee understands and agrees that, upon his or her exercise of the Option and receipt of Shares, he or she becomes a party to the Shareholders Agreement dated as of May 9, 1997, by and among the Company, Thayer Equity Investors III, L.P. and certain shareholders of the Company (the "Shareholders Agreement"). The Optionee hereby agrees to be bound as a "Shareholder" to all the terms and conditions, including the transfer restrictions, of the Shareholders Agreement, a copy of which has been made available to the Optionee for inspection.



Dated: _______________          ______________________________________
                                (Signature of Optionee)


Date Received by
Colorado Prime Holdings, Inc.: __________________

Received by: ___________________________________________

OPTION NO.

OPTIONEE:

DATE OF GRANT:    October __, 1997

OPTION PRICE:     $100.00

COVERED SHARES:

                          COLORADO PRIME HOLDINGS, INC.
                        1997 INCENTIVE STOCK OPTION PLAN

                                      * * *

                       NONSTATUTORY STOCK OPTION AGREEMENT

         1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

              1.1. "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation").

              1.2. "Agreement" means this Nonstatutory Stock Option Agreement.

              1.3. "Board" means the Board of Directors of the Company.

              1.4. A "Change of Control" means the occurrence of any of the following events after the Date of Grant: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company, other than Thayer, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding securities;
(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) an IPO Event; or (iv) the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

              1.5. "Closing Date" means May 9, 1997.

              1.6. "Code" means the Internal Revenue Code of 1986, as amended.

              1.7. "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan.

              1.8. "Common Stock" means the common stock, par value $0.01 per share, of the Company.

              1.9. "Company" means Colorado Prime Holdings, Inc.

              1.10. "Covered Shares" means the number of Shares subject to the Option set forth as the "Covered Shares" on page 1 of this Agreement.

              1.11. "Date of Exercise" means the date on which the Company receives notice pursuant to Section 4.1 of the exercise, in whole or in part, of the Option.

              1.12. "Date of Expiration" means the date on which the Option shall expire, which shall be the earliest of the following times:

                  (a) the date the Optionee's Employment is terminated;

                  (b) ninety (90) days after the termination of the Optionee's Employment by reason of resignation, retirement, death or Disability; or

                  (c) ten (10) years after the Date of Grant.

              1.13. "Date of Grant" means the date set forth as the "Date of Grant" on page 1 of this Agreement.

              1.14. "Disability" means (i) incapacity due to physical or mental illness or injury where the Optionee shall have been absent from his full time duties at the Company for four (4) consecutive months; or (ii) the Optionee's health should become impaired to an extent that makes the continued performance of his duties at the Company hazardous to his physical or mental health or his life, provided that the Optionee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided further, that, at the Company's request made within thirty (30) days of the date of such written statement, the Optionee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to the Optionee or the Optionee's doctor and such doctor shall have concurred in the conclusion of the Optionee's doctor.

              1.15. "Employment" means the Optionee's employment with the Company and its Affiliates, including service as a director.

              1.16. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              1.17. "Fair Market Value" means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

              1.18. "IPO Event" means the consummation of an underwritten public offering, pursuant to an effective registration statement under the Securities Act, that is underwritten by one or more nationally-recognized investment banking firms and results in the Company receiving not less than $25,000,000 in aggregate cash proceeds from such offering.

              1.19. "Option" means the nonstatutory stock option granted to the Optionee in Section 2 of this Agreement.

              1.20. "Option Price" means the dollar amount per Share set forth as the "Option Price" on page 1 of this Agreement.

              1.21. "Optionee" means the person identified as the "Optionee" on page 1 of this Agreement.

              1.22. "Plan" means the Colorado Prime Holdings, Inc. 1997 Incentive Stock Option Plan.

              1.23. "Securities Act" means the Securities Act of 1933, as amended.

              1.24. "Share" means a share of Common Stock.

              1.25. "Thayer" means Thayer Equity Investors III, L.P.

         2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee the Option to purchase from the Company that number of Shares equal to the Covered Shares, exercisable at the Option Price.

         3. Terms of the Option.

              3.1. Type of Option. The Option is intended to be a nonstatutory stock option, and is not an incentive stock option within the meaning of Section 422 of the Code.

              3.2. Exercise Period. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Option may be exercised with respect to all or a portion of the Covered Shares (in full shares), to the extent that the Option has vested and has not been previously exercised with respect to such Covered Shares.

              3.3.  Vesting Schedule.

                  (a) On each of the first, second, third, fourth and fifth anniversaries of the Closing Date, the Option shall vest as to twenty percent (20%) of the Covered Shares, rounded up to the nearest whole number of Shares (or, if less, the remainder of the Covered Shares with respect to which the Option has not yet vested).

                  (b) Notwithstanding the provisions of Section 3.3(a), (i) the portions of the Option set forth in said Section 3.3(a) shall vest in full upon a Change of Control and (ii) no part of the Option shall vest after the date of termination for any reason of the Optionee's Employment.

         4.  Exercise.

              4.1. Notice. The Option shall be exercised, in whole or in part, by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised and (ii) any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise. Options may be exercised only with respect to whole numbers of Shares. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

              4.2. Payment of the Option Price. Upon exercise of the Option, the Optionee shall pay the Option Price and any applicable withholding tax amounts in cash. With the prior written approval of the Committee, which approval shall be in the Committee's sole discretion, the Optionee may also pay the Option Price, in whole or in part, by delivering duly endorsed certificates representing, or duly executed stock transfer instruments in respect of, a whole number of Shares having an aggregate value on the Date of Exercise (determined based on the Fair Market Value) not more than the portion of the Option Price being paid by delivery of such Shares, or in a combination of cash and Shares. Notwithstanding the preceding sentence, no Shares may be used to pay any portion of the Option Price unless those Shares were issued to the Optionee at least six months prior to the Date of Exercise.

         5.  Restrictions on Transfer.

              5.1. Options. Except by will or the laws of descent and distribution, the Option may not be sold, transferred, assigned, pledged or otherwise disposed of or encumbered by the Optionee, and any attempt to do so shall be null and void. The Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's legal representative. The terms of the Option shall be binding upon any successor or permitted assignee of the Optionee.

              5.2. Shareholders Agreement. The Optionee understands and agrees that, upon his or her exercise of the Option and receipt of Shares, he or she will become a party to the Shareholders Agreement dated as of May 9, 1997, by and among the Company, Thayer Equity Investors

III, L.P. and certain shareholders of the Company (the "Shareholders Agreement"). The Optionee hereby agrees to be bound as a "Shareholder" to all the terms and conditions, and to be subject to the benefits, of the Shareholders Agreement. The Optionee acknowledges that a copy of the Shareholders Agreement has been made available to the Optionee for inspection.

         6. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), reclassification, reincorporation, liquidation or similar change in corporate structure, the Committee shall, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Covered Shares and (ii) the Option Price.

         7.  Investment Intent; Legends.

              7.1. Representations. The Optionee agrees that, upon the issuance of any Shares upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (i) has received and reviewed a copy of the Plan; (ii) is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment; (iii) has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the Company; and (iv) is acquiring the Shares for investment only and not with a view to resale or other distribution thereof. The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with this Agreement and the transactions contemplated hereby. The Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

              7.2. Legends. The Optionee agrees that the certificates evidencing the Shares issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect any transfer or other restrictions contained in the Plan, this Agreement or the Shareholders Agreement or to comply with applicable laws.

         8. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any Covered Shares until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement. Except as provided in Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Affiliates to employ the Optionee (or have the Optionee serve as a director) for any period.

         10. Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee pursuant to the Plan.

         11. Notice. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

         If to the Company to:

         Colorado Prime Holdings, Inc.
         1 Michael Avenue
         Farmingdale, New York  11735
         Attention:  Mr. Thomas S. Taylor, Vice President
         Facsimile:  516-694-8493

If to the Optionee, to the address set forth beneath the Optionee's signature on the signature page hereof.

         All deliveries of notice shall be deemed effective when received by the person entitled to such receipt or when delivery has been attempted but refused by such person. Any party may change the person or address to which such deliveries shall be made with respect to such party by delivering notice thereof to the other party hereto in accordance with this Section 11.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf effective as of the Date of Grant.


ATTEST:                         COLORADO PRIME HOLDINGS, INC.


By: _______________             By: ______________________________


Accepted and agreed to as of the Date of Grant.


       _____________________
       Optionee:
       Address:

                                    EXHIBIT A

                               EXERCISE OF OPTION

Board of Directors
Colorado Prime Holdings, Inc.
1 Michael Avenue
Farmingdale, New York  11735

Ladies and Gentlemen:

         The undersigned, the Optionee under the Nonstatutory Stock Option Agreement identified as Option No. ______ (the "Agreement"), granted pursuant to the Colorado Prime Holdings, Inc. 1997 Incentive Stock Option Plan (the "Plan"), hereby irrevocably elects to exercise the option granted in such Agreement (the "Option") to purchase _______ [whole numbers only] shares of Common Stock, par value $0.01 per share, (the "Shares") of Colorado Prime Holdings, Inc. (the "Company"), and herewith makes payment of $_______ in cash.

         The Optionee hereby represents and warrants as follows:

         1. The Optionee has received and reviewed a copy of the Plan;

         2. The Optionee is capable of evaluating the merits and risks of exercising the Option and acquiring the Shares and able to bear the economic risks of such investment;

         3. The Optionee has made such investigations as he or she deems necessary and appropriate of the business and financial prospects of the Company; and

         4. The Optionee is acquiring the Shares for investment only and not with a view to resale or other distribution thereof.

         The Optionee acknowledges that the Company has made available to the Optionee the opportunity to obtain information to evaluate the merits and risks associated with the Agreement and the transactions contemplated thereby. The Optionee further acknowledges that the investment contemplated by the Option involves a high degree of risk, including risks associated with the

Company's business operations and prospects, the lack of a public market for the Shares, and the limitations on the transferability of the Option and the Shares.

          The Optionee understands and agrees that, upon his or her exercise of the Option and receipt of Shares, he or she becomes a party to the Shareholders Agreement dated as of May 9, 1997, by and among the Company, Thayer Equity Investors III, L.P. and certain shareholders of the Company (the "Shareholders Agreement"). The Optionee hereby agrees to be bound as a "Shareholder" to all the terms and conditions, including the transfer restrictions, of the Shareholders Agreement, a copy of which has been made available to the Optionee for inspection.



Dated: ___________              ___________________________________
                                (Signature of Optionee)


Date Received by
Colorado Prime Holdings, Inc.: ______________

Received by: ________________________________